Accrued Expenses and Other Payables	12 Months Ended
Dec. 31, 2024
Accrued Expenses and Other Payables [Abstract]
ACCRUED EXPENSES AND OTHER PAYABLES

NOTE 11 — ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables consisted of the following:

	December 31,	December 31,
	2024	2023
Salary and welfare payable	$285,195	$125,426
VAT and other taxes payables	114,114	56,110
Interest payable	21,398	44,597
Deferred revenue	219,933	178,135
Other accrued expenses	54,072	90,764
Total	$694,712	$495,032

Failed sale and leaseback

In 2021 and 2022, the Company engaged in three sale and leaseback transactions involving the 2-year leasing of four pieces of machinery. These agreements provided the Company with an option to buy the machinery at the lease’s conclusion for RMB100, a price significantly below market value. Upon reviewing the value of the assets at the end of the lease term and comparing it to the nominal purchase price, management determined that it was highly likely the Company would exercise this purchase option. As a result, these transactions do not meet the criteria for sale and leaseback transactions and are instead treated as financing arrangements by the Company.

As of December 31, 2024 and 2023, the current portion of these financing liabilities was $0 and $44,244, respectively, and was included under “Other accrued expenses”. There were no non-current portion of financing liabilities as of December 31, 2024 and 2023, respectively. All financing liabilities were fully paid off as of December 31, 2024.